Fees Summary	Nov. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,842,794.00
Previously Paid Amount	0.00
Total Fee Amount	3,292.69
Total Offset Amount	0.00
Net Fee	$ 3,292.69